Exhibit 10.9

AGREEMENT FOR THE PURCHASE OF PARTIAL LEASEHOLDS

This Agreement for the Purchase of Partial Leaseholds (“Agreement”) made and effective this April 28, 2010, by and between CLW South Texas 2008, LP (“Seller”) and American Standard Energy, Corp. (“Buyer”).

Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, certain mineral rights leaseholds held on properties as described in EXHIBIT A: known as Eagle Ford
•	La Salle and Frio Counties

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1. Sale.
Seller agrees to sell, transfer and convey to Buyer, and Buyer agrees to purchase the following partial leaseholds (the “Property”): See EXHIBIT A.

2. Price.
Buyer shall pay Seller for the Property the sum of 288,000 shares in American Standard Energy Corp. Buyer shall make available immediately the right to said shares following delivery of the title to Property to Buyer as provided herein.

4. Warranty.
Seller warrants that the title to the Property shall be of marketable title free of undisclosed liens, mortgages, leases, or other rights in the Property. If any of the Property sold hereunder does not conform to this limited warranty, Buyer shall notify Seller not more than five days following the end of the discovery of such violation of warranty and for any Property that does not conform to this warranty, Buyer’s sole remedy, and Seller’s sole obligation, shall be to replace the defective Property at Seller’s expense or to release the shares back to American Standard Energy Corp. EXCEPT AS SET FORTH HEREIN, SELLER MAKES NO WARRANTY TO BUYER WITH RESPECT TO THE PROPERTY, AND BUYER DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED.

5. Transfer of Title.
Title to and ownership of the Property shall pass from Seller to Buyer immediately upon execution of this Agreement.

6. Limitation of Liability.
In no event shall Seller be liable for any special, indirect, incidental or consequential damages arising out of or connected with this Agreement or the Property, regardless of whether a claim is based on contract, tort, strict liability or otherwise, nor shall Buyer’s damages exceed the amount of the purchase price of the Property.

7. Notices.
Any notice required by this Agreement or given in connection with it, shall be in writing and shall be given to the appropriate party by personal delivery or by certified mail, postage prepaid, or recognized overnight delivery services.

If to Seller:
CLW South Texas 2008, LP
802 N. Carancahua, Suite 1640
Corpus Christi, Texas 78470

If to Buyer:
American Standard Energy, Corp.
60 East Rio Salado Parkway, Suite 900
Tempe, AZ 85281

8. Governing Law.
This Agreement shall be construed and enforced in accordance with the laws of the state of Arizona.

9. Final Agreement.
This Agreement terminates and supersedes all prior understandings or agreements on the subject matter hereof. This Agreement may be modified only by a further writing that is duly executed by both parties.

10. Severability.
If any term of this Agreement is held by a court of competent jurisdiction to be invalid or unenforceable, then this Agreement, including all of the remaining terms, will remain in full force and effect as if such invalid or unenforceable term had never been included.

11. Headings.
Headings used in this Agreement are provided for convenience only and shall not be used to construe meaning or intent.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

CLW South Texas 2008, LP		American Standard Energy, Corp.

By:	/s/ Randall Capps	By:	/s/ Scott Feldhacker
	Randall Capps		Scott Feldhacker
	General Partner		President

EXHIBIT “A”
To that certain Agreement for the Purchase of Partial Leaseholds dated April 28, 2010 by and between CLW South Texas 2008, LP (“Seller”) as Assignor and American Standard Energy Corp. (“Buyer”)

SCHEDULE OF OIL AND GAS LEASES SUBJECT TO THIS ASSIGNMENT

All the below Oil and Gas Leases are limited from the surface to base of the Eagle Ford Shale formation.

1.	Lessor:	Charles B. Irvin
	Lessee:	American Shoreline, Inc.
	Lease Date:	June 4, 2001
	Recordation:	Vol. 420, Page 332
Description:
2133.3057 acres, more or less, being all of the C.C.S.D. & R.G.N.G Co. Survey No. 268, A-1227 containing 640 acres, and being all of the H. & O.B. Survey No. 307, A-800 containing 640 acres and also 853.3057 acres of the Caleb R. Bostwick Survey No. 74, A-70, La Salle County, Texas

		a)	Extension of Oil, Gas and Mineral Lease, recorded as Document No. 759591, Vol. 444, Page 51
		b)	Amendment of Oil, Gas and Mineral Lease, acknowledged Charles B. Irvin on March 24, 2006, recorded as Document No. 78111, Vol. 455, Page 87
		c)	Third Amendment and Extension of Oil, Gas and Mineral Lease, acknowledged by Charles B. Irvin on March 6, 2007, recorded as Document No. 79572, Vol. 462, Page 521
		d)	Corrected Amendment of Oil, Gas and Mineral Lease, acknowledged by Charles B. Irvin on July 28, 2008, recorded as Document No. 81370, Vol. 472, Page 471

2.	Lessor:	Barlow Irvin, Barlow Irvin III and Barry C. Irvin
	Lessee:	American Shoreline, Inc.
	Lease Date:	June 4, 2001
	Recordation:	Vol. 420, Page 318
Description:
2133.3057 acres, more or less, being all of the C.C.S.D. & R.G.N.G Co. Survey No. 268, A-1227 containing 640 acres, and being all of the H. & O.B. Survey No. 307, A-800 containing 640 acres and also 853.3057 acres of the Caleb R. Bostwick Survey No. 74, A-70, La Salle County, Texas.

a)
Extension of Oil, Gas and Mineral Lease, acknowledged by Barlow Irvin, Barlow Irvin III on October 14, 2004 and acknowledged by Barry C. Irvin on October 7, 2004, recorded as Document No. 75961, Vol. 444, Page 53

		b)	Amendment of Oil, Gas and Mineral Lease, acknowledged by Barlow Irvin, Jr., Barry Charles Irvin, and Barlow Irvin III on March 20, 2006, recorded as Document No. 78111, Vol. 455, Page 87

		c)	Third Amendment and Extension of Oil, Gas and Mineral Lease, acknowledged by Barlow Irvin, Jr. on February 24, 2007, recorded as Document No. 79568, Vol. 462, Page 507
		d)	Third Amendment and Extension of Oil, Gas and Mineral Lease, acknowledged by Barry Charles Irvin on April 1, 2007, recorded as Document No. 79569, Vol. 462, Page 510
		e)	Third Amendment and Extension of Oil, Gas and Mineral Lease, acknowledged by Barlow Irvin, III on April 16, 2007, recorded as Document No. 79570, Vol. 462, Page 514
f)
Corrected Amendment of Oil, Gas and Mineral Lease, acknowledged by Barlow Irvin, Jr. and Barlow Irvin, III on July 23, 2008 and Barry Charles Irvin on July 24, 2008, recorded as Document No. 81372, Vol. 472, Page 478

3.	Lessor:	Kathleen Irvin-Daly
	Lessee:	American Shoreline, Inc.
	Lease Date:	June 4, 2001
	Recordation:	Vol. 420, Page 322
Description:
2133.3057 acres, more or less, being all of the C.C.S.D. & R.G.N.G Co. Survey No. 268, A-1227 containing 640 acres, and being all of the H. & O.B. Survey No. 307, A-800 containing 640 acres and also 853.3057 acres of the Caleb R. Bostwick Survey No. 74, A-70, La Salle County, Texas.

		a)	Extension of Oil, Gas and Mineral Lease between Kathleen V. Irvin and American Shoreline, Inc. acknowledged October 9, 2004 recorded as Document No. 76036, Vol. 444, Page 343
		b)	Amendment of Oil, Gas and Mineral Lease, acknowledged for Kathleen V. Irvin by Kathleen E. Irvin, as Agent under POA, on March 21, 2006, recorded as Document No. 78111, Vol. 455, Page 87
c)
Third Amendment and Extension of Oil, Gas and Mineral Lease, acknowledged for Kathleen V. Irvin by Kathleen E. Irvin, as Agent under POA, on April 13, 2007, recorded as Document No. 79571, Vol. 462, Page 518

		d)	Corrected Amendment of Oil, Gas and Mineral Lease, acknowledged for Kathleen V. Irvin by Kathleen E. Irvin on July 24, 2008, Document No. 81371, Vol. 472, Page 474

4.	Lessor:	Kathleen E. Irvin, Independent Executrix of the Estate of John J. Irvin, Deceased
	Lessee:	American Shoreline, Inc.
	Lease Date:	June 4, 2001
	Recordation:	Vol. 420, Page 327
Description:
2133.3057 acres, more or less, being all of the C.C.S.D. & R.G.N.G Co. Survey No. 268, A-1227 containing 640 acres, and being all of the H. & O.B. Survey No. 307, A-800 containing 640 acres and also 853.3057 acres of the Caleb R. Bostwick Survey No. 74, A-70, La Salle County, Texas.

		a)	Extension of Oil, Gas & Mineral Lease between Kathleen Emmer Irvin and American Shoreline, Inc. acknowledged October 5, 2004 recorded as Document No. 75960, Vol. 444, Page 52

		b)	Amendment of Oil, Gas and Mineral Lease, acknowledged by Kathleen E. Irvin on March 21, 2006, recorded as Document No. 78111, Vol. 455, Page 87
		c)	Third Amendment and Extension of Oil, Gas and Mineral Lease, acknowledged by Kathleen E. Irvin on April 13, 2007, recorded as Document No. 79571, Page 462, Page 518
		d)	Corrected Amendment of Oil, Gas and Mineral Lease, acknowledged by Kathleen E. Irvin on July 24, 2008, recorded as Document No. 81371, Vol. 472, Page 474

5.	Lessor:	Sidney J. Williams III et ux Linda Davis Williams
	Lessee:	American Shoreline, Inc.
	Lease Date:	January 16, 2006
	Recordation:	Vol. 454, Page 308
Description:
1279.3 acres, more or less, being all of Lot 1, Block 15 and Lots 1, 2, 3, 4 and 5 of Block 16, and Lot 2 of Block 17 and Lot 4 of Block 18 of the Bland and Nelson subdivision of the O’Connor Ranch, La Salle County, Texas.

6.	Lessor:	Sid Williams IV et ux Zane C. Williams
	Lessee:	American Shoreline, Inc.
	Lease Date:	January 16, 2006
	Recordation:	Vol. 455, Page 54
	Description:	307.95 acres, more or less, being a part of the Austin & Williams Survey No. 1000, A-2, La Salle County, Texas

7.	Lessor:	Sid Williams IV et ux Zane C. Williams
	Lessee:	American Shoreline, Inc.
	Lease Date:	January 16, 2006
	Recordation:	Vol. 455, Page 61
	Description:	351.94 acres, more or less, being a part of the Austin & Williams Survey No. 1000, A-2, La Salle County, TX

8.	Lessor:	A.A Zizinia Jr. (aka A.A. Zizinia III), Renee Zizinia Prewitt, Edith Renee Prewitt (formerly known as Edith Renee Zvonek) and Jan Perry Prewitt
	Lessee:	American Shoreline, Inc.
	Lease Date:	March 5, 2006
	Recordation:	Vol. 455, Page 528
	Description:	1965.56 acres, more or less, being a portion of the Bland and Nelson Subdivision of the O’Connor Ranch, La Salle County, Texas

9.	Lessor:	Zella Cromwell Ranch Limited
	Lessee:	American Shoreline, Inc.
	Lease Date:	September 10, 2008
	Recordation:	Vol. 473, Page 406
Description:
1472.93 acres, more or less, being a portion of the Geo. Hagelsteins’ Subdivision (sometimes referred to as the Bland and Nelson Subdivision) of the O’Connor Ranch, La Salle County, Texas, and being the same 1472.93 acre tract described in that certain Oil, Gas and Mineral Lease dated September 7, 2005 by and between Zella Cromwell Ranch Limited and American Shoreline Inc., recorded in Vol. 452, Page 407 of the Deed Records of La Salle County, Texas

10.	Lessor:	Sugie Williams Barrow
	Lessee:	American Shoreline, Inc.
	Lease Date:	September 26, 2008
	Recordation:	Vol. 0052, Page 844
Description:
Four (4) tracts comprising 964.80 acres, more or less, being part of the T. E. Stanfield Survey, A-1225, the T.C.R.R. Co. Survey, A-981, the J.E. Lee Survey, A-1374, R.D. Horton Survey, A-1370 and the B.S. & F. Survey, A-140, Frio County, Texas, and being part of Tract No. 91 of the Prince Ranch Subdivision, Survey 1003, A-1417, and the R.D. Horton Survey No. 20, A-1673, La Salle County, Texas

11.	Lessor:	Sidney J. Williams III et ux Linda Davis Williams
	Lessee:	American Shoreline, Inc.
	Lease Date:	September 26, 2008
	Recordation:	Vol. 473, Page 502
	Description:	228 acres, more or less, being a part of the J.E. Lee Survey, A-1374, and the B.S. & F. Survey, A-140, Frio County, Texas

12.	Lessor:	Sidney J. Williams III et ux Linda Davis Williams
	Lessee:	American Shoreline, Inc.
	Lease Date:	September 26, 2008, eff. January 16, 2009
	Recordation:	Vol. 473, Page 514
	Description:	Lot 1, Block 15, Lots 1, 2, 3, 4 and 5, Block 16, Lot 2, Block 17 and Lot 4, Block 18 of the Bland and Nelson Subdivision of the O’Connor Ranch, La Salle County, Texas

13.	Lessor:	Sidney Williams IV et ux Zane C. Williams
	Lessee:	American Shoreline, Inc.
	Lease Date:	September 26, 2008, eff. January 16, 2009
	Recordation:	Vol. 473, Page 489
Description:
351.94 acres, more or less, being a part of the Austin & Williams Survey No. 1000, A-2 (see DR 437/427), and 307.95 acres, more or less, being a part of the Austin & Williams Survey No. 1000, A-2 (see DR 402/416), La Salle County, Texas

14.	Lessors:	Barlow Irvin, Jr., Barry Charles Irvin, Barlow Irvin, III, and Kathleen E. Irvin, Individually and as agent and attorney-in-fact for Kathleen V. Irvin and Charles B. Irvin
	Lessee:	Cheyenne Petroleum Company
	Lease Date:	July 9, 2009
	Recordation:	Memorandum of Oil and Gas Lease executed by Barlow Irvin, Jr., Barry Charles Irvin and Barlow Irvin, III, recorded at Volume 483, Page 383, La Salle County, Texas;

a)
Amendment of Oil, Gas and Mineral Lease executed by Barlow Irvin, Jr., Barry Charles Irvin and Barlow Irvin, III, acknowledged on March 25, 2010 and April 1, 2010, and recorded at Volume 499, Page 484, La Salle County, Texas;

Memorandum of Oil and Gas Lease executed by Kathleen E. Irvin, Individually and as agent and attorney-in-fact for Kathleen V. Irvin and Charles B. Irvin, recorded at Volume 483, Page 387, La Salle County, Texas;

a)
Amendment of Oil, Gas and Mineral Lease executed by Kathleen E. Irvin, Individually and as Agent and Attorney-in-Fact for Kathleen V. Irvin and Charles B. Irvin, acknowledged on March 12, 2010, and recorded at Volume 499, Page 479, La Salle County, Texas

Lands:
2,416.6943 acres of land, more or less, being a portion of Caleb R. Bostwick Survey No. 74, A-70, Benj. Cage Survey 70, A-137, N.J. Devenny Survey 69, A-150, Carmen G. de Ruiz Survey No. 69 ½ , A-1550, H.&O.B.R.R. Survey No. 307, A-800, all in La Salle County, Texas and being all of that certain 4,550 acres of land described as Tract No. 6 in that certain Partition of Helen M. Irvin Estate, recorded in Volume P-2 page 313 of Deed Records of La Salle County, Texas, SAVE AND EXCEPT: 2,133.3057 acres of land described in that certain Oil, Gas and Mineral Lease dated June 4, 2001 by and between Charles B. Irvin as Lessor and American Shoreline Inc. as Lessee, recorded at Volume 420, Page 332 of the Deed Records of La Salle County, Texas.

All of the above Oil and Gas Leases are limited from surface to the base of the Eagle Ford Shale formation.

END OF EXHIBIT “A”